UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 8, 2010
THE WILLIAMS COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

One Williams Center, Tulsa, Oklahoma	74172
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: 918/573-2000
WILLIAMS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

One Williams Center, Tulsa, Oklahoma	74172
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: 918/573-2000
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On October 8, 2010, Steven J. Malcolm, Chairman of the Board and Chief Executive Officer of each of The Williams Companies, Inc. (“Williams”) and Williams Partners GP LLC (the “Williams Partners General Partner”), the general partner of Williams Partners L.P., informed the Boards of Directors of Williams and the Williams Partners General Partner that he will retire from his positions with Williams and the Williams Partners General Partner effective January 3, 2011.
          On October 12, 2010, the Board of Directors of Williams elected Alan S. Armstrong to replace Mr. Malcolm as President and Chief Executive Officer of Williams and the Board of Directors of the Williams Partners General Partner elected Mr. Armstrong to replace Mr. Malcolm as Chairman of the Board and Chief Executive Officer of the Williams Partners General Partner, in each case effective January 3, 2011. Also on October 12, 2010, the Board of Directors of Williams appointed Frank MacInnis to be the non-executive Chairman of the Board of Williams, effective upon the retirement of Mr. Malcolm. Mr. MacInnis has been a director of Williams since 1998 and is Chairman of the Nominating and Governance Committee and a member of the Compensation Committee of the Williams Board.
          Mr. Armstrong, age 48, has served as Senior Vice President, Midstream of Williams since February 2002. From 1999 to February 2002, Mr. Armstrong was Vice President, Gathering and Processing for Midstream. From 1998 to 1999 he was Vice President, Commercial Development for Midstream. Mr. Armstrong has also served as Senior Vice President, Midstream, of the Williams Partners General Partner since February 2010, and as a director of the Williams Partners General Partner since February 2005.
Item 7.01. Regulation FD Disclosure.
          On October 12, 2010, Williams and Williams Partners issued a press regarding the matters set forth above. The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
          The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 12, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.
/s/ La Fleur C. Browne
Name:	La Fleur C. Browne
Title:	Corporate Secretary

DATED: October 13, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.
By:	Williams Partners GP LLC,
its General Partner

/s/ La Fleur C. Browne
Name:	La Fleur C. Browne
Title:	Corporate Secretary

DATED: October 13, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 12, 2010.